EXHIBIT
NUMBER
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*99.1     Consent  of  Independent  Auditors.

                                                            Rutherford & Company
                                                           Chartered Accountants
                                                 9511 Bates Road, Richmond, B.C.
                                                                  CANADA V7A 1E3
                                      Telephone (604)272-5454  Fax (604)272-5874




                             ACCOUNTANTS' CONSENT
                              --------------------


We hereby consent to the use of our audit report of Prime Air, Inc. (Nevada), dated April 9, 2002, for the years ended December 31, 2001 and 2000 in the Revised Form 10K SB Statement for Prime Air, Inc. (Nevada).

We also consent to the use of our auditing firm as experts in the Revised 10K SB Registration Statement for Prime Air, Inc. (Nevada).




                                                        "Rutherford  &  Company"
Richmond,  Canada
April  9,  2002                                          CHARTERED ACCOUNTANTS


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